Holley Fourth Quarter 2022 Financial Results Call



March 9, 2023

DISCLAIMER

Certain statements in this presentation may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Holley's future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Holley and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations including, but are not limited to: 1) the ability to recognize the anticipated benefits of the business combination with Empower LTD, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 2) costs related to the business combination and Holley becoming a public company; 3) disruptions to Holley's operations, including as a result of cybersecurity incidents; 4) changes in applicable laws or regulations; 5) the outcome of any legal proceedings that may be instituted against Holley; 6) general economic and political conditions, including political tensions and war (such as the ongoing conflict in Ukraine); 7) the possibility that Holley may be adversely affected by other economic, business and/or competitive factors; 8) Holley's estimates of its financial performance; 9) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; 10) our ability to anticipate and manage through disruptions and higher costs in manufacturing, supply chain, logistical operations, and shortages of certain company products in distribution channels; and 11) other risks and uncertainties set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission ("SEC") on March 15, 2022, and that are otherwise described or updated from time to time in Holley's filings with the SEC. Although Holley believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that Holley presently does not know or that Holley currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Holley undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Holley

THE

ENTHUSIAST PLATFORM

Built by Enthusiasts for Enthusiasts

Vision

To inspire and enable enthusiasts in their automotive adventures by bringing innovation, discovery, and fun to motor life

Mission

To accelerate the automotive lifestyle

Be the most compelling platform for automotive enthusiasts

Apply innovation and technology to ensure a sustainable motor life



HOLLEY AT A GLANCE

INVESTMENT HIGHLIGHTS

1. Large base of passionate and highly engaged enthusiast consumers with attractive demographics
2. Massive $38B U.S. market with decades of uninterrupted growth(1)
3. Powerhouse of product innovation with iconic brands
4. Proven acquisition platform with robust integration and growth potential
5. Transformational digital and DTC opportunity with omni-channel distribution
6. Flexible operating model with attractive growth, margins and free cash flow
7. Experienced team with a track record of execution

Target Profitability

~40% Gross Margin	>20% ADJ. EBITDA

FY22 REVENUE SNAPSHOT



Safety 9%
Mechanical 24%
Access. 16%
Exhaust 10%
Electronics 41%

KEY METRICS

$688mm FY22 REVENUE	36.8% FY22 GROSS MARGIN	$115mm FY22 ADJ. EBITDA
16.7% FY22 ADJ. EBITDA MARGIN[2]	27% FY22 DTC GROWTH	$175mm FY22 M&A SALES IMPACT
16 ACQUISITIONS SINCE 2019	13 ERP INTEGRATIONS	160k ft^2 FACILITIES CONSOLIDATED

4Q22 HIGHLIGHTS

$154mm 4Q22 REVENUE	30.7% 4Q22 GROSS MARGIN	$15mm Q422 ADJ. EBITDA	9.8% Q422 ADJ. EBITDA[2]

1) Based on SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories.
2) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

VISION & MISSION SUPPORTED BY FOCUSED STRATEGY

Holley

STRATEGIC PILLARS

Prioritized Categories and Platforms	Product Innovation	Mergers & Acquisitions	Consumer Focused Channel Strategy	Engage and Inspire the Enthusiast
Identify and serve needs of must-win consumer segments	*With the consumer in mind, innovate product for existing and emerging categories/platforms*	*Grow through thoughtful and disciplined M&A. Be a strong integrator*	*Deliver best-in-class direct-to-consumer experience through direct and reseller channels*	*Be the authentic, relevant, expert voice wherever & whenever the enthusiast chooses to engage*

FOUNDATION

High Performing Team

Operational Excellence

Technology and Analytics

Strong Financial Performance

NET SALES TRENDS BY ACQUISITION VINTAGE YEAR

Holley

Quarterly Net Sales by Acquisition Year ($MM)

Despite YOY headwinds, legacy business growth up ~12% CAGR vs. 2019 and total business growth up 23% CAGR[1]



$90
$101
$90
$87
$1
$106
$1
$124
$2
$131
$2
$125
$2
$12
$132
$3
$26
$154
$2
$31
$5
$128
$2
$24
$6
$142
$2
$29
$7
$148
$3
$31
$18
$133
$2
$30
$14
$116
$2
$23
$12
$2
$116
$2
$23
$11
$1
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Legacy (Pre-2019)
Acq 2019
Acq 2020
Acq 2021
Acq 2022

1) See page 8 for additional details on Legacy vs. Total Business CAGR

NET SALES TRENDS BY PRODUCT CATEGORY

Holley

Quarterly Net Sales by Product Category ($MM)

Normalization of Demand and Electronics challenges from supply chain disruptions impacting sales in 2H22



1Q19: $48, $21, $13, $7
2Q19: $57, $23, $15, $6
3Q19: $46, $26, $12, $5
4Q19: $49, $21, $11, $7
1Q20: $57, $26, $15, $9
2Q20: $70, $30, $19, $7
3Q20: $70, $29, $19, $15
4Q20: $69, $35, $19, $9, $7
1Q21: $71, $36, $20, $17, $16
2Q21: $87, $42, $23, $23, $18
3Q21: $73, $35, $17, $21, $14
4Q21: $78, $42, $18, $25, $17
1Q22: $86, $46, $19, $29, $20
2Q22: $71, $44, $18, $28, $18
3Q22: $62, $37, $15, $25, $16
4Q22: $63, $38, $14, $26, $12
Electronics
Mechanical
Exhaust
Accessories
Safety

NET SALES GROWTH BUILD UP

Holley

Acquisition Vintage ($MM)



$3
$55
$107
$9
12% CAGR (LEGACY)
$1
$514
$368
FY19
FY22
Legacy
Acq 2019
Acq 2020
Acq 2021
Acq 2022

Product Category Detail ($MM)



23% CAGR (TOTAL)
$688
$66
$108
$67
$283
$165
$368
$25
$52
$199
$92
FY19
FY22
Mech
Elec
Exhaust
Access
Safety

Compared to 2019 pre-COVID levels, Holley's legacy businesses outgrew the historical market trend growth rate of ~6.5%

DTC STEADY THROUGH ALL ENVIRONMENTS

Holley

Direct-to-Consumer (DTC) % of Sales

Despite the challenging 2022 environment, Holley drove continued strong DTC performance and became the largest seller of Holley products during 4Q22



21%
16%
13%
FY20
FY21
FY22

GROSS PROFIT TRENDS

Holley

Gross Profit ($MM) and Gross Margin (%)

Gross margins in 2H22 impacted by sales deleverage, inflationary pressures, and non-cash product rationalization charges



49%
38%
38%
38%
43%
41%
42%
39%
41%
42%
41%
42%
41%
42%
31%
31%
$44
$38
$34
$33
$46
$52
$56
$55
$66
$81
$65
$75
$83
$75
$48
$47
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Gross Profit
Gross Margin

SG&A AND R&D TRENDS

Holley

Quarterly SG&A ($MM), R&D ($MM) and % of Sales

SG&A in 4Q22 impacted by an $11.4 million cumulative non-cash adjustment unrelated to business operations



$6
$24
15%
4%
$7
$26
14%
4%
$2
$7
$26
18%
4%
$2
$8
$35
21%
5%
$3
$8
$31
17%
4%
$3
$8
$33
20%
5%
$3
$6
$29
21%
4%
$15
$7
$33
35%
4%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
SG&A (excl. Equity Comp)
R&D
Equity Based Comp
SG&A % of Sales
R&D % of Sales

ADJUSTED EBITDA[1] TRENDS

Holley

Adjusted EBITDA ($MM) and Adjusted EBITDA Margin (%)

Adjusted EBITDA in 2H22 negatively impacted by sales deleverage and continued inflationary pressures



21%
28%
20%
18%
23%
29%
26%
22%
27%
28%
22%
20%
23%
21%
11%
10%
$97
$109
$98
$83
$111
$130
$139
$146
$165
$200
$165
$188
$206
$185
$160
$161
$19
$28
$18
$16
$25
$36
$35
$30
$44
$54
$35
$36
$46
$37
$16
$15
1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22
EBITDA
Net Sales
EBITDA Margin

1) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

INVENTORY LEVELS HELPING REDUCE PAST DUES

Past Due Order Trends by Product Category ($MM)

Past due orders began rising with supply chain disruptions in mid/late 2020, with most Product Categories seeing improvements in 2H22, except for Electronics

Inventory levels in-line with historical trends with upside optimization work being done to improve long-term



$2
$2
$11
$15
$19
$44
$55
$53
$56
$51
$47
$36
$27
1.9 x
2.1 x
2.2 x
2.5 x
2.7 x
3.0 x
3.0 x
2.8 x
2.7 x
2.5 x
2.2 x
2.1 x
2.0 x
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Electronics
Mechanical
Exhaust
Accessories
Safety
Inventory Turns(1)

1) Inventory Turns = Trailing 12 month Cost of Goods Sold / Trailing 12 month average inventory

NET DEBT TO EBITDA LEVERAGE RATIO[1]

Net Leverage Ratio (Net Debt/TTM Adjusted EBITDA)



3.40 x
3.88 x
4.10 x
4.96 x
1Q22
2Q22
3Q22
4Q22

$ millions	1Q22	2Q22	3Q22	4Q22
Net Debt	$611.4	$624.9	$637.0	$636.0
Adj. EBITDA (TTM)[2]	171.7	154.8	135.6	114.7
Covenant Add-backs	8.1	6.2	19.6	13.4
Covenant EBITDA	$179.8	$161	$155.3	$128.1

1) As calculated per our existing credit agreement
2) Please see the GAAP to Non-GAAP reconciliation in the Appendix to this presentation

FINANCIAL GUIDANCE – FULL YEAR 2023

Holley

Key Drivers of Initial 2023 Guidance

- Ongoing normalization of demand back to trend line growth versus pre-COVID levels
- Continuing chip availability constraints with Holley EFI
- Savings from our cost-reduction initiatives
- Amended credit agreement and interest rate collar impacts

FY23 Outlook	
Net Sales ($ millions)	$625 – $675
Adjusted EBITDA ($ millions)	$108 – $122
Capital Expenditures ($ millions)	$10 – $15
Depreciation and Amortization ($ millions)	$23 – $25
Interest Expense ($ millions)	$60 – $65

Appendix


AEM
ENEOS

ORDERS VS SHIPMENTS, PAST DUE ORDERS

Holley

Orders vs Shipments ($MM)



$201
$165
$215
$200
$165
$161
$188
$169
$211
$206
$185
$160
$149
$161
$152
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Orders
Shipments

Past Due Orders ($MM)



$44
$55
$53
$56
$51
$47
$36
$27
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22

DEMAND NORMALIZATION ILLUSTRATION

Holley

Legacy[1] vs. Hist. Industry Order Growth Indexed to 2019 Base Line

Normalization of demand implies a YOY order headwind of 4.0-4.5% when compared to historical industry growth rate of ~6.5%



4.0-4.5% YOY Headwind
100
135
157
134
129
FY19
FY20
FY21
FY22
FY23
Historical Industry Growth Rate of 6.5% Index
Legacy Actual Orders Index

Historical Industry Benchmark would not account for share gains or lasting COVID benefits from new enthusiasts entering the market

1) Businesses acquired prior to 2019

INTEREST RATE COLLAR SUMMARY

Holley

Key Terms	
Effective Date	2/18/2023
Maturity Date	2/18/2026
Holley Inc. Buys a Cap	5.000%
Holley Inc. Sells a Floor	2.811%
Index	3 Month Term SOFR
Premium	Zero
Hedge Level	$500MM

COVENANT AMENDMENT SUMMARY

Holley

Fin. Covenant/Fees	Definition	Original Agreement	During Relief Period
Net Leverage	▪ Net Debt divided by Covenant EBITDA ▪ Covenant EBITDA includes EBITDA Addbacks	▪ 5.0x	▪ 7.25x – 1Q23 & 2Q23 ▪ 6.50x – 3Q23 ▪ 5.75x – 4Q23 & 1Q24 ▪ 5.00x – 2Q24 ▪ Tested Quarterly
Liquidity	▪ Revolver Availability + Unrestricted Cash	▪ N/A	▪ >$45MM ▪ Tested Monthly
Interest Coverage	▪ LTM Covenant EBITDA divided by LTM Cash Interest	▪ N/A	▪ 1.65x ▪ Tested Quarterly
Fees/Rate	▪ Includes Consent Fees and Rate paid on drawn revolver	▪ N/A Consent Fee ▪ Base Rate + 2.25%, LIBOR + 3.25%[1] ▪ 30 bps Commitment Fee	▪ N/A Consent Fee ▪ Base Rate + 2.50%, LIBOR + 3.50%[1] ▪ 30 bps Commitment Fee

1) For leverage >=4.50x

Holley

HOLLEY INC. and SUBSIDIARIES
USE AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In millions)
(Unaudited)

	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	YTD22
Net Income (Loss)	**$ (8)**	**$ (9)**	**$ (11)**	**$ 29**	**$ 5**	**$ 13**	**$ 13**	**$ 2**	**$ (2)**	**$ 23**	**$ (30)**	**$ (18)**	**$ 17**	**$ 41**	**$ 31**	**$ (15)**	**$ 74**
Adjustments:																	
Interest Expense	11	14	13	12	12	11	9	13	10	11	10	8	7	9	10	14	40
Income Taxes	—	—	—	(5)	1	3	6	(2)	5	6	(3)	3	7	3	(1)	(5)	4
Depreciation	2	2	2	3	2	1	2	2	2	2	3	4	2	2	3	3	10
Amortization	11	12	11	(24)	3	3	3	2	3	4	3	4	4	4	4	3	15
EBITDA	**16**	**19**	**15**	**15**	**23**	**31**	**33**	**17**	**18**	**46**	**(17)**	**1**	**37**	**59**	**47**	**-**	**143**
Acquisition and Restructuring Costs	2	1	1	1	1	3	1	4	2	3	—	2	—	2	2	1	5
Earn-Out from Simpson Acquisition	—	—	—	—	—	—	—	—	17	—	—	—	—	—	—	—	—
Impairment of Indefinite-Lived Intangible Assets	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2	—	2
Change in Fair Value of Warrant Liability	—	—	—	—	—	—	—	—	—	—	17	15	2	(23)	(30)	(6)	(57)
Change in Fair Value of Earn-Out Liability	—	—	—	—	—	—	—	—	—	—	7	2	3	(4)	(7)	(2)	(10)
Loss on Early Extinguishment of Debt	—	—	—	—	—	—	—	—	—	—	1	12	—	—	—	—	—
Product Rationalization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5	5
Equity-Based Compensation Expense	—	—	—	—	—	—	—	—	—	—	3	2	3	3	3	15	24
Related Party Acquisition and Management Fee Costs	1	1	1	1	1	1	1	3	1	1	23	—	—	—	—	—	—
Notable Items	—	7	—	—	—	1	—	3	6	4	1	1	1	—	—	1	2
Other Expense	—	—	1	—	—	—	—	3	—	—	—	1	—	—	—	1	1
Adjusted EBITDA	**$19**	**$ 28**	**$ 18**	**$ 17**	**$ 25**	**$ 36**	**$ 35**	**$ 30**	**$ 44**	**$ 54**	**$ 35**	**$ 36**	**$ 46**	**$ 37**	**$ 17**	**$ 15**	**$ 115**

Holley's 2019 quarterly results reflect a period during which it was a privately held company. Accordingly, certain adjustments were included in the fourth quarter results to reflect the effects of the Business Combination on its audited financial statements.